UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Janus Detroit Street Trust

(Name of Registrant as Specified in Its Charters)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

40 Act Proxy Video – FUND FOCUS

DIRECT RETAIL AUDIENCE

Hi, I’m [NAME], a Portfolio Manager of Janus Henderson’s [NAME OF FUND].

Thank you for allowing me to take a couple minutes of your time to update you on our company and where we need your help, please.

As you may know, Janus Henderson has agreed to become a privately-owned company, which, to be clear, is a change of ownership in the company but not much else.

To allow Janus Henderson to continue as the investment adviser on your funds after the process of going private ends, we fund shareholders (because I am one too) are being asked to approve a new investment advisory agreement. That’s the reason why Alliance Advisors, our selected proxy solicitor, has been in touch by all those mailings, emails, text messages, and phone calls asking you to vote.

We apologize that the contact from them has been so frequent—I’ve gotten lots of contact too—but, we actually have an obligation to ask fund shareholders to vote and return their proxy as soon as possible. Doing so will stop further follow-up communications and allow us to continue serving as your investment adviser.

We want you to know that there will be no change in the way we manage our funds, the fee rate charged, or in how you do business with Janus Henderson as a result of us becoming a privately owned company. Myself and the rest of the investment team who currently manage your investments will continue to do so under the existing investment objectives and policies. Continuing to serve our 75 million investors well is our number one priority.

We’ve created a number of convenient options for fund shareholders to vote ahead of the shareholder meeting - that can be done by phone, by mail, through a text message link, or by using an app that includes all of your accounts in one place. [Personally, I just called the phone number shown on the screen and it took me less than two minutes to vote everything.] Please visit the website for more information. [show those but keep the phone number on].

At Janus Henderson, we pride ourselves on clients coming first—always, and if you have any questions whatsoever, please reach out to us and we’d be more than happy to help.

As always, we thank you very much for the trust and confidence you have placed in Janus Henderson.

***ENDS***

Janus Henderson® and any other trademarks used herein are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Certain statements in this communication not based on historical facts are “forward-looking statements” within the meaning of the federal securities laws. Such forward-looking statements involve known and unknown risks and uncertainties that are difficult to predict and could cause our actual results, performance or achievements to differ materially from those discussed. These include statements as to funds’ future expectations, beliefs, plans, strategies, objectives, events, conditions, financial performance, prospects or future events, including with respect to the timing and anticipated benefits of pending and recently completed transactions and strategic partnerships, and expectations regarding opportunities that align with our strategy. In some cases, forward-looking statements can be identified by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” and similar words and phrases. Forward-looking statements are necessarily based on estimates and assumptions that, while considered reasonable by, as applicable, the funds and their respective management, are inherently uncertain. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the date they are made and are not guarantees of future performance. The funds do not undertake any obligation to publicly update or revise these forward-looking statements.

Various risks, uncertainties, assumptions and factors that could cause the funds’ future results to differ materially from those expressed by the forward-looking statements included in this communication include, but are not limited to, the impact of any alternative proposal, Janus Henderson’s ability to obtain the applicable regulatory, shareholder and other approvals required to consummate the proposed transaction and the timing of the closing of the proposed transaction, that the funds may be adversely affected by other economic, business, and/or competitive factors, volatility or disruption in financial markets and other risks, uncertainties, assumptions, and factors discussed in each funds’ current prospectus.

In connection with the solicitation of proxies from fund shareholders, the funds filed definitive proxy statements with the SEC on March 2, 2026. The funds may also file other documents with the SEC regarding the solicitation of proxies from fund shareholders, including amendments to the proxy statements. This communication is not a substitute for any proxy statement or any other document that may be filed by the funds with the SEC. INVESTORS AND SECURITY HOLDERS OF THE FUNDS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain the proxy statement and other documents that are filed with the SEC by the funds free of charge from the SEC’s website at https://www.sec.gov.

The funds and their manager, trustees and executive officers may be deemed to be participants in the solicitation of proxies from fund shareholders in connection with the proposed transaction. Information about the trustees and executive officers of the funds and their ownership of the funds is contained in each fund’s current statement of additional information. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of the funds, including a description of their direct or indirect interests, by security holdings or otherwise, will be included in the funds’ proxy statements. Free copies of the funds’ proxy statements and free copies of the other SEC filings to which reference is made in this paragraph may be obtained from the SEC’s website at https://www.sec.gov

Joint Special Meeting of Shareholders for Janus Detroit Street Trust

Inbound Number: 1-855-206-2309

Meeting Date: May 18, 2026

Adjourned Meeting: May 29, 2026

Voicemail Scripts

Adjournment voicemail (Memorial Day Weekend):

Hello, this is <Agent’s Name>, calling for Mr./Mrs. <Last Name>, regarding the upcoming joint Special Meeting of Shareholders for your Janus Henderson ETFs, that has been adjourned until May 29, 2026.

We apologize for contacting you during the holiday weekend: however, our records indicate that your shares have not yet been voted, and your prompt attention to this matter is appreciated. Please contact us as soon as possible at 1-855-206-2309, Monday through Friday, between the hours of 9:00 a.m. and 10:00 p.m. and Saturday and Sunday between 10:00am and 6:00pm Eastern Time, so we may assist you with submitting your voting instructions. Thank you and have a good day.

Adjournment voicemail (generic):

Hello, this is <Agent’s Name>, calling for Mr./Mrs. <Last Name>, regarding the upcoming joint Special Meeting of Shareholders for your Janus Henderson ETFs, that has been adjourned until May 29, 2026.

Our records indicate that your shares have not yet been voted, and your prompt attention to this matter is appreciated. Please contact us as soon as possible at 1-855-206-2309, Monday through Friday, between the hours of 9:00 a.m. and 10:00 p.m. and Saturday and Sunday between 10:00am and 6:00pm Eastern Time, so we may assist you with submitting your voting instructions. Thank you and have a good day.

Operations – Retail Engagement	1

Joint Special Meeting of Shareholders for Janus Detroit Street Trust

PL Scripts

Adjournment:

Hello, this message is on behalf of your investment in the Janus Henderson ETFs.

The Joint Special Meeting of Shareholders has been adjourned and is now scheduled to take place on May 29, 2026. At this time, your vote has not yet been received, and your participation is very important.

Shareholders are being asked to approve a new investment advisory agreement. The terms of your fund’s new advisory agreement are substantially identical to those of the current advisory agreement, and there is no change in the fee rate payable by your fund to the Adviser.

The Board of Trustees of your ETF unanimously recommends that you vote FOR the proposal. To help ensure the meeting can proceed as scheduled, we are currently offering shareholders the convenience of casting their proxy vote by phone.

If you would like to vote your shares now, please press 1 to be connected to a representative who can assist you in recording your vote.

You may also vote at any time before May 29, 2026, by calling us toll-free at 1-855-206-2309. We appreciate your prompt attention to this matter. Thank you and have a good day.

Operations – Retail Engagement	2

Janus Detroit Street Trust

Joint Special Meeting of Shareholders – Text Templates

Adjourned campaign text:

Dear Valued Shareholder,

This is [agent] with Alliance Advisors, on behalf of your Janus Henderson ETF and its Board of Trustees.

The joint Special Meeting of Shareholders has been adjourned to May 29, 2026, to afford Shareholders of record additional time to vote on the proposal described in the Proxy Statement.

For more information, you may also view the following video featuring an important message from [First Last Name], [Title] of Janus Henderson Investors: [Insert Video Link here]

The Board of Trustees unanimously recommends that all Shareholders vote “FOR” the proposal. Your participation in this process is important and appreciated, please vote your shares today!

To prevent any additional correspondence or phone calls, please contact us at 1-855-206-2309, or vote using the link below.

[Individual Link here]

Thank you for your attention to this matter.

STOP to END.

Operations – Retail Engagement	1

Janus Detroit Street Trust

Joint Special Meeting of Shareholders – Text Templates

Adjourned text campaign with talking point text:

Dear Valued Shareholder,

This is [agent] with Alliance Advisors, reaching out on behalf of your Janus Henderson ETF regarding the adjourned Joint Special Meeting of Shareholders.

According to our most recent records, your voting instructions have not yet been received. The meeting has been adjourned to May 29, 2026, and time is critical. Please vote today using the link below to ensure your shares are represented.

[Individual Link here]

Shareholders are being asked to vote on proposals related to the continued management of your ETF following the proposed transaction involving Janus Henderson.

For more information, you may also view the following video featuring an important message from [First Last Name], [Title] of Janus Henderson Investors: [Insert Video Link here]

After careful consideration, the Board of Trustees unanimously recommends that Shareholders vote “FOR” the proposal.

To prevent any additional correspondence or phone calls, please contact us at 1-855-206-2309, or vote using the link below.

[Individual Link here]

Thank you for your attention to this matter.

STOP to END

Operations – Retail Engagement	2

Janus Detroit Street Trust

Joint Special Meeting of Shareholders – Text Templates for Beneficial Holders

Adjournment Template

Dear Valued Shareholder,

This is [agent] with Alliance Advisors, on behalf of your Janus Henderson ETF and its Board of Trustees.

The joint Special Meeting of Shareholders has been adjourned to May 29, 2026, to provide Shareholders additional time to vote on the proposal described in the Proxy Statement.

According to our records, you have not voted. With the adjourned meeting date quickly approaching, your participation is extremely important to ensure your shares are represented at the meeting.

For more information, you may also view the following video featuring an important message from [First Last Name], [Title] of Janus Henderson Investors: [Insert Video Link here]

The Board of Trustees unanimously recommends that all Shareholders vote “FOR” the proposal and respectfully requests that you submit your voting instructions as soon as possible.

To avoid additional correspondence or follow-up calls, please contact us at 1-855-206-2309, or vote using the link below.

[Individual Link here]

Thank you for your attention to this matter.

STOP to END.

Operations – Retail Engagement	1

Janus Detroit Street Trust

Joint Special Meeting of Shareholders – Email Templates for Beneficial Holders

Adjourned Meeting Email:

Subject: Your Vote for Janus Henderson ETF – Please Vote Before May 29, 2026

Dear First Last Name,

The joint Special Meeting of Shareholders for your Janus Henderson ETF has been adjourned to May 29, 2026, to allow additional time for shareholders to submit their voting instructions on the proposal described in the Proxy Statement.

For more information, you may also view the following video featuring an important message from [First Last Name], [Title] of Janus Henderson Investors: [Insert Video Link here]

The Board of Trustees of your Fund unanimously recommends that all Shareholders vote “FOR” the proposal.

Your account remains unvoted. With the adjourned meeting date approaching, timely submission of your voting instructions is appreciated.

Simply use one of the following methods to promptly provide your voting instructions:

1.	Vote with a live Proxy Specialist – Call toll free at 1-855-206-2309 between 9:00am–10:00pm EST Monday through Friday, and 10:00am–6:00pm EST Saturday and Sunday.

2.	Vote Online – Click the link below and follow the instructions provided.

CLICK HERE TO VOTE

1.	Vote by app using the Proxy Vote Mobile App

Android Users click below https://play.google.com/store/apps/details?id=com.broadridge.proxyvoteapp&pcampaignid=web_share

IOS users click below

https://apps.apple.com/us/app/proxyvote-your-voice-matters/id1446591671

We urge you to vote before May 29, 2026 - Please Vote Today!

Operations – Retail Engagement	1

Janus Detroit Street Trust

Joint Special Meeting of Shareholders – Text Templates for Beneficial Holders

Memorial Day – Adjournment Template

Dear Valued Shareholder,

This is [agent] with Alliance Advisors, on behalf of your Janus Henderson ETF and its Board of Trustees. I apologize for reaching out to you during the holiday weekend. According to our records, you have not voted your shares.

The joint Special Meeting of Shareholders has been adjourned to May 29, 2026, to provide Shareholders additional time to vote on the proposal described in the Proxy Statement.

For more information, you may also view the following video featuring an important message from [First Last Name], [Title] of Janus Henderson Investors: [Insert Video Link here]

The Board of Trustees unanimously recommends that all Shareholders vote “FOR” the proposal and respectfully requests that you submit your voting instructions as soon as possible.

To avoid additional correspondence or follow-up calls, please contact us at 1-855-206-2309, or vote using the link below.

[Individual Link here]

Thank you for your attention to this matter.

STOP to END.

Operations – Retail Engagement	1

Outbound Call Script – JHI Employee (Top Unvoted Shareholders)

Live Answer Script

Opening / Verification

Good day. May I please speak with Mr./Mrs. <Full Name as Registered>?

Introduction

Hello Mr./Mrs. <Last Name>, my name is <Agent Name>, calling from Janus Henderson Investors.

Purpose + Acknowledgment

As a customer service to you, we’re calling because we want to make sure your voice is heard and you have the chance to vote. I know you have received a few reminders recently about voting for the upcoming Joint Special Meeting on May [ ], 2026—thank you for your patience. I’m reaching out because we still haven’t received your vote, and we want to make this as quick and easy as possible, so your shares are represented.

Call to Action

If you have a moment now, I can connect you directly with our proxy partner, Alliance Advisors, who can securely help you complete your vote in just a few minutes. Once you’ve voted, you will be removed from our follow up list.

Would you like me to transfer you to vote now?

If YES (Agrees to Vote Now)

Great, thank you. Please hold briefly while I connect you to Alliance Advisors, who will assist you in securely recording your vote.

(Warm transfer to Alliance Advisors line)

If HESITANT / NEEDS CONTEXT

I’d be happy to provide a quick overview.

Shareholders are being asked to vote on proposals related to:

•	Approval of a new investment advisory agreement to allow Janus Henderson to continue managing your fund following the proposed acquisition

The Board of Trustees unanimously recommends a “FOR” vote on all proposals.

We’re simply looking to ensure your voice is heard before the meeting.

Would you like me to transfer you to vote now?

If DECLINES TO VOTE NOW

I understand. If you decide to vote before the meeting on May [ ], you can do so at your convenience by contacting Alliance Advisors directly using the information in your proxy materials.

We appreciate your time and your investment with Janus Henderson. Have a great day.

If REQUESTS CALLBACK / NOT AVAILABLE

No problem at all. We just want to make sure your voice is heard and you have the opportunity to vote before May [ ].

We appreciate your business with Janus Henderson and time today.

Voicemail Script (No Answer)

Hello, this message is for Mr./Mrs. <Last Name>.

My name is <Agent Name>, calling from Janus Henderson Investors regarding the upcoming shareholder meeting for your ETF on May [ ], 2026.

As a customer service to you, we’re calling because we want to make sure your voice is heard and you have the chance to vote

For assistance with voting, please refer to the information included in your proxy materials or contact our proxy partner, Alliance Advisors at 1-855-206-2309.

Thank you for your time and for being a valued Janus Henderson shareholder.

Platforms:LinkedIn, Live Social: Your vote matters post

[Insert 40 Act Proxy Video – FUND FOCUS]

[Name], [Title], shares an important update for shareholders and highlights why your vote matters.

As Janus Henderson moves toward closing its take private transaction with Trian and General Catalyst, U.S. mutual fund and ETF shareholders are being asked to vote on a new investment advisory agreement.

Soliciting votes from shareholders is required as part of the ownership shift —not a change in investment teams, processes, or how portfolios are managed.

☑ The Boards of Trustees recommends shareholders vote FOR approval, which will allow Janus Henderson to continue serving as investment adviser to the funds following the transaction’s close.

Clients can vote quickly and easily:

• By phone (live agent)

– Mutual Funds: +1-855-206-2338

– ETFs: +1-855-206-2309

• Online

– Mutual Funds: www.votejhi.com/mutualfunds

– ETFs: www.votejhi.com/ETFs

• By mail using their proxy card

• By app using the Proxy Vote Mobile App

Android Users click below

https://play.google.com/store/apps/details?id=com.broadridge.proxyvoteapp&pcampaignid=web_share

IOS users click below

https://apps.apple.com/us/app/proxyvote-your-voice-matters/id1446591671

We appreciate your continued trust and partnership. #TogetherWeWin #ClientsComeFirstAlways